March 2010 FDIC-Assisted Acquisition of Bank of Hiawassee $15 Million Capital Raise NASDAQ / CSBC Citizens South Banking Corporation Exhibit 99.1

Forward Looking Statements
Statements contained in this presentation, which are not historical facts, are forward looking statements.  The Company’s senior management or directors may from time to time make public
forward looking statements concerning matters herein.  Such
forward looking statements are estimates reflecting the best judgment of senior management or the directors based on current information. A number of factors that could affect the accuracy of such forward looking statements are identified in the public filings made by the Company with the Securities and Exchange Commission on Forms 10-Q and 10-K. There can be no assurance the such factors will not affect the accuracy of such forward looking statements.
Additionally, there can be no assurance that the Company will realize the anticipated benefits related to the Bank of Hiawassee
acquisition. The Company undertakes no obligation to publicly revise any forward looking statements to reflect events and circumstances that may arise after the date hereof.

Transaction Summary
Acquired $300 million in assets and assumed $324
million in liabilities of Hiawassee, Georgia-based
Bank of Hiawassee
Loss sharing agreement covers substantially all
acquired loans, reimburses 80% of losses up to $102
million and 95% of losses thereafter
Citizens South increases total assets to over $1.1
billion and expands footprint to 21 branches across
three states
Completed simultaneous capital raise of $15 million

Deposit Market Share
Columbia
Knoxville
Spartanburg
Greenville
South Carolina
Georgia
Tennessee
Charlotte
Hiawassee
Blairsville
Greensboro
Atlanta
North Carolina
Chattanooga
Winston-Salem
Columbia
Knoxville
Spartanburg
Greenville
South Carolina
Georgia
Tennessee
Charlotte
Hiawassee
Blairsville
Greensboro
Atlanta
North Carolina
Chattanooga
Winston-Salem
CSBC
Bank of Hiawassee
Total Market
Deposits Share
Rank Institution ($MM) (%) Branches
1 CSBC Pro Forma $263.7 61.75 3
2 United Community Banks Inc. 115.6 27.08 1
3 Stephens Federal Bank 24.0 5.61 1
4 SCBT Financial Corp. 23.7 5.55 1
Market Total $427.0 6
Total Market
Deposits Share
Rank Institution ($MM) (%) Branches
1 United Community Banks Inc. $1,285.3 87.52 3
2 Community & Southern Hldgs Inc 115.6 7.87 1
3 CSBC Pro Forma 63.2 4.30 1
4 Cadence Financial Corp. 4.5 0.31 1
Market Total $1,468.5 6
Total Market
Deposits Share
Rank Institution ($MM) (%) Branches
1 United Community Banks Inc. $277.2 49.92 3
2 Community & Southern Hldgs Inc 100.9 18.17 1
3 BB&T Corp. 55.1 9.93 2
4 Appalachian Bancshares Inc. 34.0 6.12 1
5 CSBC Pro Forma 33.2 5.98 1
6 Cadence Financial Corp. 29.0 5.23 1
7 SunTrust Banks Inc. 25.9 4.66 1
Market Total $555.3 10
Towns County, GA Union County, GA Fannin County, GA
Source: SNL Financial
Includes deposit market share data for Bank of Hiawassee’s counties of operation
Data as of 6/30/09

1-4 Family
34%
C&D
22%
Consumer /
Other
1%
CRE
33%
C&I
6%
Multifamily
4%
1-4 Family
24%
Multifamily
3%
C&I
6%
CRE
25%
Consumer /
Other
4%
C&D
38%
1-4 Family
31%
Multifamily
3%
C&I
6%
CRE
31%
Consumer /
Other
2%
C&D
27%
Loan Portfolio – 12/31/09
Citizens South Bank Bank of Hiawassee Pro Forma*
Loan Portfolio ($000) Amount % of Total
Construction & Land Development $131,259 21.60%
1-4 Family 209,073 34.40
Multifamily Residential 21,857 3.60
Commercial Real Estate 202,409 33.31
Commercial & Industrial 39,158 6.44
Consumer / Other 3,943 0.65
Gross Loans & Leases $607,699 100.00%
Loan Portfolio ($000) Amount % of Total
Construction & Land Development $108,400 38.45%
1-4 Family 68,589 24.33
Multifamily Residential 7,974 2.83
Commercial Real Estate 70,212 24.90
Commercial & Industrial 16,339 5.80
Consumer / Other 10,425 3.70
Gross Loans & Leases $281,939 100.00%
Loan Portfolio ($000) Amount % of Total
Construction & Land Development $239,659 26.94%
1-4 Family 277,662 31.21
Multifamily Residential 29,831 3.35
Commercial Real Estate 272,621 30.64
Commercial & Industrial 55,497 6.24
Consumer / Other 14,368 1.62
Gross Loans & Leases $889,638 100.00%
Source: SNL Financial
Data bank level as of 12/31/09
*Estimated pro forma does not include purchase accounting marks or possible exclusion of select loans

Deposit Composition – 12/31/09
Citizens South Bank Bank of Hiawassee Pro Forma*
Deposit Portfolio ($000) Amount % of Total
Demand Deposits $46,117 7.54%
NOW Accounts 113,564 18.56
Money Market & Savings 131,662 21.51
Retail Time Deposits 178,102 29.10
Jumbo Time Deposits 142,578 23.30
Total Deposits $612,023 100.00%
Deposit Portfolio ($000) Amount % of Total
Demand Deposits $16,158 4.76%
NOW Accounts 24,779 7.30
Money Market & Savings 75,264 22.16
Retail Time Deposits 142,186 41.87
Jumbo Time Deposits 81,210 23.91
Total Deposits $339,597 100.00%
Deposit Portfolio ($000) Amount % of Total
Demand Deposits $62,275 6.54%
NOW Accounts 138,343 14.54
Money Market & Savings 206,926 21.74
Retail Time Deposits 320,288 33.66
Jumbo Time Deposits 223,788 23.52
Total Deposits $951,620 100.00%
NOW Accounts
7%
Money Market
& Savings
22%
Jumbo Time
Deposits
24%
Retail Time
Deposits
42%
Demand
Deposits
5%
NOW Accounts
19%
Demand
Deposits
8%
Retail Time
Deposits
29%
Jumbo Time
Deposits
23%
Money Market
& Savings
22%
NOW Accounts
15%
Demand
Deposits
7%
Retail Time
Deposits
34%
Jumbo Time
Deposits
24%
Money Market
& Savings
22%
   Source: SNL Financial
  Data bank level as of 12/31/09
*Estimated pro forma does not include possible exclusion of select deposits

Summary
Estimated after-tax gain on bargain purchase option of
approximately $10 million
Based on preliminary analysis and subject to significant
modification, the Company currently estimates the
transaction will contribute approximately $0.16 to $0.24 to
earnings per share for each of the next few years, pro forma for the capital raise
Slightly accretive to tangible book value per share at closing, pro forma for the capital raise
Attractive core deposit base from 100+ year operating history
Approximately neutral to TCE/TA, assuming conversion of
preferred securities
Strong pro forma capital ratios
Loan loss protection on substantially all acquired loans

March 2010 FDIC-Assisted Acquisition & Capital Raise NASDAQ / CSBC Citizens South Banking Corporation